                                                                    EXHIBIT 99.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  A. F.  Petrocelli,  Chairman,  President and Chief  Executive
Officer of United Capital Corp., a Delaware  corporation (the  "Company"),  does hereby certify, to his knowledge, that:

The  Annual  Report on Form 10-K for the year  ended  December  31,  2002 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                         By: /s/ A. F. Petrocelli
                                             -----------------------------------
                                             A. F. Petrocelli
                                             Chairman, President and Chief
                                             Executive Officer
                                             March 27, 2003